UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2007
Premier Exhibitions, Inc.
(Exact name of Registrant as specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, Suite 2250,
Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:   (404) 842-2600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 30, 2007, Premier Exhibitions, Inc. (the “Company”) issued a press release regarding the Memorandum Opinion and Order issued by the United States District Court for the Eastern District of Virginia, Norfolk Division, issued on October 16, 2007. A copy of the Company’s Press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and a copy of the Memorandum and Order is attached to this Current Report on Form 8-K as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
  (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 30, 2007 of Premier Exhibitions, Inc.
99.2	Memorandum and Order of the United States District Court for the Eastern District of Virginia, Norfolk Division, issued on October 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
Date: October 30, 2007	By:	/s/ Arnie Geller
Arnie Geller
Chairman